UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 6, 2000


                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)


       State of Delaware              000-22673                 11-3374812
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


                                31-00 47th Avenue
                        Long Island City, New York 11101
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (718) 937-5765



--------------------------------------------------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)



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ITEM 5.  Other Events.

     On April 6, 2000, the Registrant entered into a Distributorship Agreement (the "Agreement") with Patterson Dental Company ("Patterson"). The Agreement provides for Patterson to be the exclusive distributor of Registrant's CDR(R) digital dental products throughout North America. A copy of the Registrant's press release, dated April 13, 2000, announcing the Agreement, is filed as
Exhibit 99.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information And Exhibits.

     Exhibit 99.1: Press release dated April 13, 2000.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SCHICK TECHNOLOGIES, INC.
                                                  -------------------------
                                                        (Registrant)


Date:  April 13, 2000                           By:  /s/ David B. Schick
                                                     -------------------------
                                                     David B. Schick
                                                     Chief Executive Officer